UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

Safeguard Scientifics, Inc.

(Exact Name of registrant as Specified in Charter)

Pennsylvania	1-5620	23-1609753
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

170 North Radnor-Chester Road Suite 200 Radnor, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-293-0600

Not applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On December 3, 2018, Safeguard Scientifics, Inc. (the “Company”) issued a press release announcing that the Company’s partner company, Reciprocal Labs Corporation (d/b/a Propeller Health), signed a definitive agreement to be acquired by ResMed. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release of Safeguard Scientifics, Inc. dated December 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Date: December 7, 2018	By:	/s/ Brian J. Sisko
	Name:	Brian J. Sisko
	Title:	President and Chief Executive Officer